Meeder Funds

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Meeder Funds, a Massachusetts Business Trust (the “Trust”), does hereby constitute and appoint Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky his true and lawful attorney and agent, with the power and authority to sign on behalf of the Trust and the undersigned, the name of the undersigned as Trustee of the Trust to the combined Proxy Statement/Prospectus filed with the Securities and Exchange Commission on or about September 28, 2018 on Form N-14 relating to the proposed reorganization of certain series of the Meeder Funds, or to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with any such combined Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2018.

s/ Stuart M. Allen
Stuart M. Allen
Trustee

STATE OF	Ohio	)
)
COUNTY OF	Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Stuart M. Allen, who acknowledged that he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 27th day of September, 2018.

Laurie A. Gillaugh
Notary Public

8/1/2020
(Seal)

Meeder Funds

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Meeder Funds, a Massachusetts Business Trust (the “Trust”), does hereby constitute and appoint Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky his true and lawful attorney and agent, with the power and authority to sign on behalf of the Trust and the undersigned, the name of the undersigned as Trustee of the Trust to the combined Proxy Statement/Prospectus filed with the Securities and Exchange Commission on or about September 28, 2018 on Form N-14 relating to the proposed reorganization of certain series of the Meeder Funds, or to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with any such combined Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2018.

s/ Anthony D’Angelo
Anthony D’Angelo
Trustee

STATE OF	Ohio	)
)
COUNTY OF	Franklin	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Anthony D’Angelo, who acknowledged that he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 27th day of September, 2018.

Debra K. Runyan
Notary Public

12/19/2018
(Seal)

Meeder Funds

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Meeder Funds, a Massachusetts Business Trust (the “Trust”), does hereby constitute and appoint Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky his true and lawful attorney and agent, with the power and authority to sign on behalf of the Trust and the undersigned, the name of the undersigned as Trustee of the Trust to the combined Proxy Statement/Prospectus filed with the Securities and Exchange Commission on or about September 28, 2018 on Form N-14 relating to the proposed reorganization of certain series of the Meeder Funds, or to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with any such combined Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2018.

s/ Jeffrey R. Provence
Jeffrey R. Provence
Trustee

STATE OF	California	)
)
COUNTY OF	San Diego	)

Before me, a Notary Public in and for said county and state, personally appeared the above named Jeffrey R. Provence, who acknowledged that he did sign the foregoing instrument and that the same is their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 27th day of September, 2018.

Yvonne M. Siragusa
Notary Public

11/3/2020
(Seal)